Summary of significant accounting policies (Details Narrative)	6 Months Ended
	Mar. 31, 2025 USD ($)	Mar. 31, 2024 USD ($)	Sep. 30, 2024
Summary of significant accounting policies
Estimated useful life of land use right	50 years
Shipping and handling expenses	$ 0	$ 0
Description of biological assets		Biological assets mainly consist forest for future wood harvest and sales, of which the Company owned 27 forest right certificates with expiry dates ranging from August 2053 to December 2076 and with an aggregate area of 14.5 square miles. Biological assets are initially measured at cost and subsequently depreciated on a straight-line basis over its estimated useful lives, ranging from 30 to 54 years depending on the expiry dates of those 27 forest right certificates.
Government subsidy income	$ 0	$ 40,936
Maximum rate of VAT	13.00%
Insured amount deposit in bank	$ 71,249
Effect of exchange rate on foreign currency translation	7.2628		7.0176
Average exchange rates	7.2306	7.2064